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                                                                  EXHIBIT 10.1.3


              FOURTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT

        FOURTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 29th day of September, 2000, by GLASSTECH, INC., a corporation organized under the laws of Delaware (the "Borrower"), and BANK OF AMERICA, N.A., a national banking association (the "Lender"), formerly "NationsBank, N.A.".


                                    RECITALS

     A. The Borrower and the Lender entered into a Financing and Security Agreement dated July 2, 1997 (the same, as amended by (i) that certain First Amendment to Financing and Security Agreement dated as of October 29, 1997, (ii) that certain Second Amendment to Financing and Security Agreement dated as of December 31, 1998 and (iii) that certain Third Amendment to Financing and Security Agreement dated as of June 29, 1999 and as amended, modified, substituted, extended, and renewed from time to time, the "Financing Agreement"). The Financing Agreement provides for agreements between the Borrower and the Lender with respect to the "Loans" (as defined in the Financing Agreement), including a revolving credit facility in an amount not to exceed $10,000,000.

     B. The Borrower has requested that the Lender increase the amount of the revolving credit facility to $13,000,000, increase the portion of the credit facility that may be used for letters of credit to $13,000,000, and amend certain financial covenants contained in the Financing Agreement.

     C. The Lender is willing to agree to the Borrower's request on the condition that this Agreement be executed.


                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower and the Lender agree as follows:

     1. The Borrower and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

     2. The Borrower represents and warrants to the Lender as follows:

          (a) The Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification and in which the failure to


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     qualify would materially adversely affect the business, operations or properties of the Borrower and/or its Subsidiaries.

          (b) The Borrower has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Agreement.

          (c) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties, and general principles of equity regardless of whether applied in a proceeding in equity or at law.

          (d) All of the Borrower's representations and warranties contained in the Financing Agreement are true and correct on and as of the date of the Borrower's execution of this Agreement, except that the representations and warranties which relate to financial statements which are referred to in
     Section 4.1.11 of the Financing Agreement, shall also be deemed to cover financial statements furnished from time to time to the Lender pursuant to
     Section 6.1.1 (Financial Statements) of the Financing Agreement.

          (e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents.

     3. The definitions of "Assignment of Patents" and "Eligible Progress Billing" in Section 1.1 of the Financing Agreement are hereby amended as follows:

          "ASSIGNMENT OF PATENTS" MEANS THAT CERTAIN COLLATERAL ASSIGNMENT OF PATENTS AS SECURITY DATED AS OF SEPTEMBER 29, 2000, FROM THE BORROWER FOR THE BENEFIT OF THE LENDER, AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED IN WRITING AT ANY TIME AND FROM TIME TO TIME.

          "ELIGIBLE PROGRESS BILLING" MEANS THE COLLECTIVE REFERENCE TO ACCOUNTS OF THE BORROWER ARISING WITH RESPECT TO THE SALE OF (a) GLASS BENDING AND TEMPERING/ANNEALING SYSTEMS OR (b) RETROFITS OR COMPONENT SUBSYSTEMS OF SUCH SYSTEMS, ALL MANUFACTURED BY THE BORROWER, SUCH ACCOUNTS CONSISTING SOLELY OF PROGRESS BILLINGS DUE WITH RESPECT TO SUCH SYSTEMS, RETROFITS AND SUBSYSTEMS THAT HAVE BEEN SHIPPED TO THE ACCOUNT DEBTOR, BUT NOT FINALLY ACCEPTED BY THE ACCOUNT DEBTOR, PROVIDED THAT THE PAYMENT OF THE PROGRESS BILLING DUE SHALL BE SECURED BY A LETTER OF CREDIT IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE LENDER, WHICH LETTER OF CREDIT, DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, SHALL BE IN THE LENDER'S POSSESSION WITH ALL DOCUMENTS AND CERTIFICATES REQUIRED FOR DRAWING THEREUNDER.


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     4. The second paragraph of Section 2.1.1 of the Financing Agreement, containing the definition of "Revolving Credit Committed Amount," is hereby deleted in its entirety, and the following is substituted in its place:

          THE PRINCIPAL AMOUNT OF THIRTEEN MILLION DOLLARS ($13,000,000) IS THE "REVOLVING CREDIT COMMITTED AMOUNT". IF AT ANY TIME THE UNPAID PRINCIPAL BALANCE OF THE REVOLVING LOAN AND OF THE LETTER OF CREDIT OBLIGATIONS EXCEED THE REVOLVING CREDIT COMMITTED AMOUNT IN EFFECT FROM TIME TO TIME, THE BORROWER SHALL PAY SUCH EXCESS TO THE LENDER ON DEMAND.

     5. Section 2.1.7 of the Financing Agreement is hereby deleted in its entirety, and the following is substituted in its place:


          2.1.7 BORROWING BASE.

          AS USED IN THIS AGREEMENT, THE TERM "BORROWING BASE" MEANS AT ANY TIME, AN AMOUNT EQUAL TO THE AGGREGATE OF:

               (a) THE LESSER OF $7,000,000 OR THE AGGREGATE OF (i) EIGHTY FIVE PERCENT (85%) OF THE AMOUNT OF ELIGIBLE RECEIVABLES, PLUS (ii) THE LESSER OF $1,000,000 OR TWENTY PERCENT (20%) OF THE AMOUNT OF ELIGIBLE INVENTORY, PLUS (iii) THE LESSER OF (a) EIGHTY PERCENT (80%) OF THE ORDERLY LIQUIDATION VALUE OF EQUIPMENT OR (b) $3,089,000; PLUS (iv) ONE HUNDRED PERCENT (100%) OF THE FORCED LIQUIDATION VALUE OF THE MORTGAGED PROPERTY; MINUS (v) $40,000 TIMES THE NUMBER OF MONTHS AFTER SEPTEMBER 30, 2000 AND ON OR PRIOR TO THE DATE OF THE COMPUTATION OF THE BORROWING BASE; PLUS

               (b) ONLY TO THE EXTENT AN ADVANCE UNDER THE REVOLVING LOAN OR THE ISSUANCE OF A LETTER OF CREDIT WOULD CAUSE THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING LOAN AND OF THE LETTER OF CREDIT OBLIGATIONS TO EXCEED $7,000,000 IN THE AGGREGATE, 100% OF THE AMOUNT OF CASH THAT HAS BEEN PLEDGED PRIOR TO SUCH ADVANCE OR ISSUANCE TO THE LENDER IN A MANNER THAT IS IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE LENDER.

     THE VALUES DESCRIBED IN CLAUSES (a)(iii) AND (a)(iv) ABOVE SHALL BE DETERMINED BY APPRAISALS PREPARED FOR THE LENDER FROM TIME TO TIME BY APPRAISERS SATISFACTORY TO THE LENDER AND SHALL INCLUDE, WITHOUT LIMITATION, INFORMATION REQUIRED BY APPLICABLE LAW AND REGULATION AND BY THE INTERNAL POLICIES OF THE LENDER AND SHALL BE SUBJECT TO INTERNAL REVIEW BY THE LENDER. AT THE TIME OF ANY SALE, OTHER DISPOSITION OR ADDITION (OTHERWISE PERMITTED BY THIS AGREEMENT) OF EQUIPMENT WITH A FAIR MARKET OF $100,000 OR MORE THAT CHANGES THE VALUE USED IN COMPUTING CLAUSE (a)(iii) ABOVE, THE BORROWER SHALL SO NOTIFY THE LENDER, IDENTIFY THE APPLICABLE EQUIPMENT AND THE ORDERLY


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     LIQUIDATION VALUE THEREOF (WHICH, IN THE CASE OF ADDITIONS, SHALL BE
     ACCOMPANIED BY AN APPRAISAL MEETING THE REQUIREMENTS OF THE PRECEDING SENTENCE). THE LENDER SHALL THEREUPON ADJUST THE AMOUNT APPLICABLE UNDER CLAUSE (a)(v) ABOVE PRO RATA BASED ON THE CHANGES TO EQUIPMENT AND SO NOTIFY THE BORROWER.

          THE BORROWING BASE SHALL BE COMPUTED BASED ON THE BORROWING BASE REPORT MOST RECENTLY DELIVERED TO, AND ACCEPTED BY, THE LENDER IN ITS REASONABLE DISCRETION. IN THE EVENT THE BORROWER SHALL FAIL TO FURNISH A BORROWING BASE REPORT REQUIRED BY SECTION 2.1.8 (BORROWING BASE REPORT), OR IN THE EVENT THE LENDER REASONABLY BELIEVES THAT A BORROWING BASE REPORT IS NO LONGER ACCURATE, THE LENDER MAY, IN ITS SOLE AND ABSOLUTE DISCRETION EXERCISED FROM TIME TO TIME AND WITHOUT LIMITING ITS OTHER RIGHTS AND REMEDIES UNDER THIS AGREEMENT, CONTINUE, SUSPEND THE MAKING OF OR LIMIT ADVANCES UNDER THE REVOLVING LOAN. THE BORROWING BASE SHALL BE SUBJECT TO REDUCTION BY THE AMOUNT OF ANY RECEIVABLE OR ANY INVENTORY WHICH WAS INCLUDED IN THE BORROWING BASE BUT WHICH THE LENDER DETERMINES, IN ACCORDANCE WITH THIS AGREEMENT, FAILS TO MEET THE RESPECTIVE CRITERIA APPLICABLE FROM TIME TO TIME FOR ELIGIBLE RECEIVABLES OR ELIGIBLE INVENTORY.

          IF AT ANY TIME THE TOTAL OF THE AGGREGATE PRINCIPAL AMOUNT OF THE REVOLVING LOAN AND OUTSTANDING LETTER OF CREDIT OBLIGATIONS EXCEEDS THE BORROWING BASE, A BORROWING BASE DEFICIENCY ("BORROWING BASE DEFICIENCY") SHALL EXIST. EACH TIME A BORROWING BASE DEFICIENCY EXISTS, THE BORROWER, AT THE SOLE AND ABSOLUTE DISCRETION OF THE LENDER EXERCISED FROM TIME TO TIME, SHALL PAY THE BORROWING BASE DEFICIENCY ON DEMAND TO THE LENDER.

     6. Section 2.1.8 of the Financing Agreement is hereby deleted in its entirety, and the following is substituted in its place:


          2.1.8 BORROWING BASE REPORT.

          THE BORROWER WILL FURNISH TO THE LENDER A REPORT OF THE BORROWING BASE (EACH A "BORROWING BASE REPORT"; COLLECTIVELY, THE "BORROWING BASE REPORTS") IN THE FORM REQUIRED FROM TIME TO TIME BY THE LENDER, APPROPRIATELY COMPLETED AND DULY SIGNED, (x) NO LESS FREQUENTLY THAN WEEKLY, NO LATER THAN THE SECOND BUSINESS DAY OF EACH WEEK FOR THE LAST BUSINESS DAY OF THE PRECEDING WEEK, COMMENCING NO LATER THAN NOVEMBER 14, 2000, FOR NOVEMBER 10, 2000, AND (y) AT SUCH OTHER TIMES AS MAY BE REASONABLY REQUESTED BY THE LENDER. THE BORROWING BASE REPORT SHALL CONTAIN THE AMOUNT AND PAYMENTS ON THE RECEIVABLES, THE VALUE OF INVENTORY, OTHER PROPERTY COMPONENTS INCLUDED IN THE DEFINITION OF "BORROWING BASE" AND THE CALCULATIONS OF THE BORROWING BASE, ALL IN SUCH DETAIL, AND ACCOMPANIED BY SUCH SUPPORTING AND OTHER INFORMATION, AS THE LENDER MAY FROM TIME TO TIME REASONABLY REQUEST. UPON THE LENDER'S REASONABLE REQUEST UPON THE CREATION OF ANY RECEIVABLES OR AT SUCH OTHER INTERVALS AS THE LENDER MAY REASONABLY REQUIRE, THE BORROWER WILL PROVIDE THE LENDER WITH: (a)


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     CONFIRMATORY ASSIGNMENT SCHEDULES; (b) COPIES OF ACCOUNT DEBTOR INVOICES;
     (c) EVIDENCE OF SHIPMENT OR DELIVERY; AND (d) SUCH FURTHER SCHEDULES, DOCUMENTS AND/OR INFORMATION REGARDING ANY OF THE RECEIVABLES AND THE INVENTORY AS THE LENDER MAY REASONABLY REQUIRE. THE ITEMS TO BE PROVIDED UNDER THIS SUBSECTION SHALL BE IN FORM SATISFACTORY TO THE LENDER, CERTIFIED AS TRUE AND CORRECT BY A RESPONSIBLE OFFICER (OR BY ANY OTHER OFFICERS OR EMPLOYEES OF THE BORROWER WHOM A RESPONSIBLE OFFICER FROM TIME TO TIME AUTHORIZES IN WRITING TO DO SO), AND DELIVERED TO THE LENDER FROM TIME TO TIME SOLELY FOR THE LENDER'S CONVENIENCE IN MAINTAINING RECORDS OF THE COLLATERAL. THE FAILURE OF THE BORROWER TO DELIVER ANY SUCH ITEMS TO THE LENDER SHALL NOT AFFECT, TERMINATE, MODIFY, OR OTHERWISE LIMIT THE LIENS OF THE LENDER ON THE COLLATERAL.

     7. Section 2.2.1 of the Financing Agreement is hereby deleted in its entirety, and the following is substituted in its place:


          2.2.1 LETTERS OF CREDIT. SUBJECT TO AND UPON THE PROVISIONS OF THIS AGREEMENT, AND AS A PART OF THE REVOLVING CREDIT COMMITMENT, THE BORROWER MAY, UPON THE PRIOR APPROVAL OF THE LENDER, OBTAIN STANDBY LETTERS OF CREDIT (AS THE SAME MAY FROM TIME TO TIME BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED, EACH A "LETTER OF CREDIT" AND COLLECTIVELY THE "LETTERS OF CREDIT") FROM THE LENDER FROM TIME TO TIME FROM THE CLOSING DATE UNTIL THE BUSINESS DAY PRECEDING THE REVOLVING CREDIT TERMINATION DATE. THE BORROWER WILL NOT BE ENTITLED TO OBTAIN A LETTER OF CREDIT HEREUNDER UNLESS
     (a) AFTER GIVING EFFECT TO THE REQUEST, THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING LOAN AND OF THE LETTER OF CREDIT OBLIGATIONS WOULD NOT EXCEED THE LESSER OF (i) THE REVOLVING CREDIT COMMITTED AMOUNT, OR (ii) THE MOST CURRENT BORROWING BASE AND (b) THE SUM OF THE AGGREGATE FACE AMOUNT OF THE THEN OUTSTANDING LETTERS OF CREDIT (INCLUDING THE FACE AMOUNT OF THE REQUESTED LETTER OF CREDIT) DOES NOT EXCEED THIRTEEN MILLION DOLLARS ($13,000,000).

     8. Section 3.2 of the Financing Agreement is hereby amended by amending the last paragraph (beginning with the word "Notwithstanding") thereof to read as follows:

     Notwithstanding any other provision of this Agreement and the other Security Documents, the Lender agrees that the failure of the Lender to have its security interest in patents perfected outside the United States until an appropriate recording is made shall not be a breach of any provision of this Agreement or the other Financing Documents. The Lender agrees that no such recording shall be required except as the Lender directs during the continuance of an Event of Default.

     9. Subsection (a) of Section 6.1.15 of the Financing Agreement is hereby deleted in its entirety, and the following is substituted in its place:


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          6.1.15 FINANCIAL COVENANTS.

          (a) FIXED CHARGE COVERAGE RATIO. THE BORROWER WILL MAINTAIN, (i) TESTED, AS OF SEPTEMBER 30, 2000, DECEMBER 31, 2000, AND MARCH 31, 2001, FOR THE FISCAL QUARTER ENDING ON THOSE DATES, (ii) TESTED AS OF JUNE 30, 2001, FOR THE TWO (2) FISCAL QUARTER PERIOD ENDING ON THAT DATE, (iii) TESTED AS OF SEPTEMBER 30, 2001, FOR THE THREE (3) FISCAL QUARTER PERIOD ENDING ON THAT DATE, AND (iv) TESTED AS OF THE LAST DAY OF EACH OF THE BORROWER'S FISCAL QUARTERS COMMENCING DECEMBER 31, 2001, FOR THE FOUR (4) FISCAL QUARTER PERIOD ENDING ON THAT DATE, A FIXED CHARGE COVERAGE RATIO OF NOT LESS THAN THE FOLLOWING:

                  PERIOD ENDING                               RATIO
          -----------------------------                    -----------
                SEPTEMBER 30, 2000                         0.25 TO 1.0
                DECEMBER 31, 2000                          0.75 TO 1.0
          MARCH 31, 2001 AND THEREAFTER                    1.00 TO 1.0

     10. Subsection (b) of Section 6.1.15 of the Financing Agreement is hereby deleted in its entirety without renumbering.

     11. The Lender shall obtain an appraisal by Rosen Systems Inc. (made on an orderly liquidation value basis) with respect to the Equipment located at the Mortgaged Property and at 995 4th Street, Perrysburg, Ohio, which appraisal shall be at the Borrower's sole cost and expense. The basis of the appraisal calculations shown on such appraisal and all other aspects of the appraisal report must be reasonably satisfactory to the Lender in all respects.

     12. At the time this Agreement is executed and delivered, the Borrower shall execute and deliver an Assignment of Patents.

     13. The Lender agrees that notwithstanding the provisions of the Financing Agreement with respect to the update of the Collateral Disclosure List, the Borrower shall be required to update the schedule of the Collateral Disclosure List with respect to new and abandoned Patents only upon the Lender's reasonable written request from time to time.

     14. The Borrower and the Lender agree that the provisions of Section 7.2.4 are immediately operative and shall continue to be operative whether or not there exists an Event of Default; provided, however, that unless an Event of Default is continuing, collected funds received by the Lender from the Collateral Account shall as of the next Business Day be applied to the outstanding principal balance of the Revolving Loan, with any remaining amount to be deposited to a depository account of the Borrower as directed by the Borrower. At the time this Agreement is executed and delivered, the Borrower shall execute and deliver a blocked account agreement, in form and substance satisfactory to the Lender, pursuant to which the Borrower and its lockbox depository agree, among other things, that upon notice from the Lender the lockbox depository shall honor only the directions of the Lender with respect to the lockbox and related


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depository account. The Lender may give that notice in the exercise of its sole and absolute discretion, at any time during the continuance of an Event of Default and at any time when any Loans (without taking into account Letter of Credit Obligations) are outstanding under the Financing Agreement.

     15. In the exercise of the Lender's discretion, the Borrower is hereby directed to deposit or cause to be deposited all Items of Payment (as defined in the Financing Agreement) to the Collateral Account (as defined in the Financing Agreement) in accordance with Section 7.2.4 of the Financing Agreement.

     16. The Borrower shall pay at the time this Agreement is executed and delivered an amendment fee in the amount of $25,000, which amendment fee is fully earned and non-refundable.

     17. The Borrower shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender's counsel and all recording fees, taxes and charges.

     18. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party which chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.

     IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement under seal as of the date and year first written above.


WITNESS:                                BANK OF AMERICA, N.A., formerly
                                        "NationsBank, N.A."


_________________________               By: /s/ Stephen G. Bernardo       (SEAL)
                                            ------------------------------
                                            Name: Stephen G. Bernardo
                                            Title: Vice President


WITNESS:                                GLASSTECH, INC.


/s/ Kenneth H. Wetmore                  By: /s/ Diane S. Tymiak           (SEAL)
   ----------------------                   ------------------------------
                                            Name: Diane S. Tymiak
                                            Title: Vice President, Treasurer
                                                   and Chief Financial Officer


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